Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Norman S. Johnson, the Chief Financial Officer of California Oil & Gas Corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the annual report on Form 10-KSB of California Oil & Gas Corporation for the year ended November 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of California Oil & Gas Corporation.

Dated March 15, 2007.

/s/ Norman S. Johnson

Norman S. Johnson

Chief Financial Officer

(Principal Financial Officer

and Principal Accounting Officer)

CW1112850.1